Exhibit 99.1

Investor

Presentation

First Quarter 2016

Forward Looking Statements

The information contained in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on managements current expectations and are subject to risks and uncertainties that may cause the Corporation’s actual results to differ materially from any future results expressed or implied by such forward-looking statements. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2015 and our other filings with the SEC for a discussion of factors that could impact our future results. Other than to the extent required by applicable law, the Corporation undertakes no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances after the date of such statements.

Q1 2016 Highlights

Reported net income of $85 million

Earnings

Strong margins: Popular, Inc. 4.43%, BPPR 4.87%

Credit NPLs decreased by $2 million QoQ; NPL ratio stable at 2.7%

(excluding NPL inflows, excluding consumer loans, up by $9 million QoQ covered loans) NCOs ratio of 0.76% compared to 1.48% last quarter

Capital Robust capital; Common Equity Tier 1 Capital ratio of 15.8%

P.R. Public Sector Exposure

Our current direct exposure to the P.R. Government, instrumentalities, and municipalities is $656 million, of which approximately $565 million is outstanding. The decrease in outstanding balance of $13 million from last quarter was due to the full repayment of the PRASA loan ($15 million).

Central Government & Public Corporations

Exposure to the P.R. Government securities consists mainly of senior COFINA bonds ($15 million); GO bonds and GO guaranteed bonds, including privately insured GO bonds ($3 million); and GDB notes ($1 million)

Loans to Public Corporations are obligations that have a pledge of a specific source of income or revenues identified for their repayment

Municipalities

Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and a percentage of the sales and use tax

Indirect Exposure

Indirect exposure includes loans or instruments that are payable by non-governmental entities and have a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related

Outstanding P.R. government exposure 1

($ in millions) Loans Securities Total

Central Government 2 $—$ 19 $ 19

Public Corporations

PRASA—1 1

PREPA 3 41 0 41

Total Central Govt & Public Corp. 41 20 61

as % of Tier 1 Risk-Based Capital 1.5%

Municipalities 449 55 504

Direct Government Exposure $ 490 $ 75 $ 565

Indirect Exposure $ 367 $ 50 $ 417

1 Numbers may not add to total due to rounding. 2 Includes COFINA and GDB exposure.

3 PREPA loan has a UPB of $75 million and is classified as held for sale.

Financial Summary

(Unaudited) Adjusted Results

Non-GAAP

($ in thousands) Q1 2016 Q4 2015 Variance

Net interest income $ 352,412 $ 350,548 $ 1,864

FDIC loss -share expense(3,146)(4,359) 1,213

Other non -interest income 114,776 135,964(21,188)

Gross revenues 464,042 482,153(18,111)

Provision for loan losses non -covered loans 47,940 46,795 1,145

Provision (reversal) for loan losses covered loans(3,105) 820(3,925)

Total provision for loan losses 44,835 47,615(2,780)

Net revenues 419,207 434,538(15,331)

Personnel costs 127,091 119,221 7,870

Professional fees 75,459 77,854(2,395)

OREO expenses 9,141 9,997(856)

Amortization of intangibles 3,114 3,150(36)

Other operating expenses 87,138 95,210(8,072)

Total operating expenses 301,943 305,432(3,489)

Income before income tax 117,264 129,106(11,842)

Income tax expense 32,265 30,802 1,463

Net income $ 84,999 $ 98,304 $(13,305)

See Appendix for reconciliation to GAAP.

Capital Ratios (%)

Populars capital metrics continued to be robust with Common Equity Tier 1 (CET1) of 15.8%

Decrease in CET1 driven by the phase-in provisions of Basel III

Common stock quarterly dividend of $0.15 per share

Popular, Inc.

18.8 18.8

16.2 15.8 16.2 15.8

11.8 11.5

Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage

Capital

Q4 2015 Q1 2016

Note: Capital ratios for the current quarter are preliminary

Non-Performing Assets

Highlights

NPAs, including covered loans, up by $5 million QoQ

OREOs up by $10 million QoQ, mostly P.R. residential

properties

NPLs, excluding covered loans, down by $2 million QoQ

P.R. NPLs at $562 million, or 3.2% of loans, down by

$13 million

- Mortgage NPLs down by $15 million mostly

driven by improved collection efforts

U.S. NPLs at $38 million, or 0.8% of loans, up by $11

million

- Commercial NPLs up by $11 million driven by a

single commercial borrower

Non-Performing Assets (including covered assets)

($ in millions)

2,489

2,402 2,365

2,002

6.9%

1,293 6.4% 6.3%

5.5%

935

852 932 933 806 878 843 848

3.3%

2.6% 2.8% 2.6% 2.5% 2.4% 2.3%

2.2%

1.9%

2007 2008 2009 2010 2011 2012 2013 2014 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16

NPLs OREO NPL HFS NPAs/Total Assets

Non-Performing Loans (excluding covered loans)

($ in millions) 14.0%

2,276 12.0%

1,738 10.0%

9.6% 1,572

1,425 8.0%

1,203 8.4%

7.6%

6.8% 6.0%

771

598 630 665 576 635 602 600

4.7% 4.0%

3.3% 3.2%

2.8% 2.8% 2.8% 2.7% 2.7% 2.0%

2.6%

2007 2008 2009 2010 2011 2012 2013 2014 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 0.0%

Mortgage Commercial & Construction Other NPL/Loans (HIP)

Differences due to rounding.

NPL Inflows

Highlights

Total NPL inflows up $9 million QoQ

P.R. commercial inflows, including construction, up by

$4 million

P.R. mortgage inflows decreased by $7 million

U.S. NPL inflows increased by $11 million QoQ

driven by an $11 million commercial borrower

Commercial, Construction, and Legacy NPL Inflows

($ in millions)

94 113

91

59

48

42

32 31 28 22

23

22 22 22 19 17 18 16

10 11 7 2 9 5 11 5

Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 U.S. Inflows P.R. Inflows

Total NPL Inflows

($ in millions)

205

183 185

158 158

136

136 135

126

119 101

103 103

26 29 27 16 23 16 9 10 15 17 16 12 23

Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16

Excludes consumer loans U.S. Inflows P.R. Inflows

Mortgage NPL Inflows

($ in millions)

110 17

99 105

94 94 95 92 90 86 94

89 85

79

5 7 5 6 4 5 3 8 6 12 6 7 7

Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16

U.S. Inflows P.R. Inflows Doral Inflows

Metrics exclude covered loans. Differences due to rounding.

Additional Credit Metrics

Highlights

- NCO decrease of $40 million QoQ mainly driven by:
  - Lower commercial NCOs by $39 million; Q4 2015 included $31 million related to large relationships reserved in prior quarters
  - NCO ratio of 0.76% vs. 1.48% in Q4 2015
- Provision remained stable at $48 million vs an adjusted provision of $47 million in Q4 2015
  - Provision to NCO of 113% compared to 90% in Q4 2015, on an adjusted basis, excluding the $31 million of previously reserved loans
- ALLL at $508 million, increased by $5 million QoQ
  - ALLL to loans at 2.26% vs. 2.25% in Q4 2015
- ALLL to NPL coverage ratio increased slightly to 85%, compared to 84% in Q4 2015

NCO ($ in millions) and NCO-to-Loan Ratio



163
200
1.55%
81
79
58
35
43
46
32
40
3
50
36
31
46
46
8
83
0.76%
42
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
NCO
Loan Sales Write-downs
NCO%
Loan Sales NCO%

ALLL ($ in millions), ALLL-to-NCO and ALLL-to-NPL Ratios



584
529
526
538
543
526
522
520
516
513
536
503
508
179%
299%
56%
84.8%
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
ALLL
ALLL/NCO
ALLL/NPL

Provision ($ in millions) and Provision-to-NCO Ratio



149
169
84%
71%
113%
58
55
55
48
47
50
12
56
2
50
30
1
59
10
59
11
47
48
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
PLLL
Loan Sales PLLL
PLLL/NCO
Loan Sales PLLL/NCO

POPULAR

Metrics exclude covered loans. Differences due to rounding.

8

Driving Shareholder Value

Unique franchise in P.R. provides strong, stable revenue-generating

Earnings capacity

Continued strong loan growth in the U.S.

Robust capital with Common Equity Tier 1 Capital of 15.8%

Capital

Strong 2015 DFAST Results

Additional Value EVTC ownership and Banco BHD León stake

Investor

Presentation

First Quarter

2016

APPENDIX

Who We Are Popular, Inc.

Corporate Structure Popular, Inc.

Franchise

Industry Financial services

Headquarters San Juan, Puerto Rico

Assets $36 billion (among top 50

BHCs in the U.S.)

Loans $23 billion

Deposits $28 billion

Banking branches 232 in Puerto Rico, New

York, New Jersey, Florida

and U.S. and British Virgin

Islands

NASDAQ ticker symbol BPOP

Market Cap $3.0 billion

Information as of March 31, 2016

Doing business as Popular Community Bank

Summary Corporate Structure

Assets = $36 billion

Populars Holding

Banco Popular Popular Popular North Companies

Insurance

de Puerto Rico Securities LLC America, Inc.(Including Equity

Subsidaries Investments)

Popular Auto, Banco Popular

LLC North America1

Puerto Rico Operations

Assets = $28 billion

United States Operations

Assets = $8 billion

Selected equity investments

EVERTEC and Banco BHD Len under Corporate segment and joint ventures under BPPR segment

[Graphic Appears Here]

Transaction processing,

business processes

outsourcing

15.58% stake

Adjusted EBITDA of $186.4

million for the year ended

September 30, 2015

[Graphic Appears Here]

Dominican Republic

bank

15.84% stake

2015 approximate

net income of $147

million

PRLP 2011 Holdings, LLC

Construction and

commercial loans vehicle

24.9% stake

PR Asset Portfolio 2013-1 International, LLC

Construction, commercial

loans and OREOs vehicle

24.9% stake

Market Leadership in Puerto Rico

Populars Puerto Rico Market Share by Category

Q4 2015

Market Market

Category position share

Total Deposits (Net of brokered) * 1 45%

Total Loans * 1 41%

Commercial & Construction Loans * 1 45%

Credit Cards 1 54%

Mortgage Loan Production 1 29%

Personal Loans * 1 28%

Auto Loans/Leases 2 20%

Assets Under Management 3 16%

Populars Puerto Rico Market Share Trend

Total Deposits (net of brokered) Total Loans

45%

42% 41%

40% 39% 39%

38% 37%

35% 38% 41%

36%

33% 34% 35%

24% 23% 22%

2007 2008 2009 2010 2011 2012 2013 2014 2015

Source: Puerto Rico Office of the Commissioner of Financial Institutions, COSSEC, and 10K Reports.*Information included pertains to PR Commercial Banks and Credit Unions. All data as of December 31, 2015 12 except for Credit Unions data.

Mortgage loan production and credit card data for certain competitors is not publicly available; figures presented for competitors were estimated.

De-Risked Loan Portfolios

(Excluding covered loans) *($ in millions)*

Highlights

- The Corporation has de-risked its loan portfolios by reducing its exposure to asset classes with historically high loss content
- The P.R. commercial portfolio reductions include:
  - Commercial portfolio, including construction, has decreased from 55% of total loans held-in-portfolio to 43%
  - Construction portfolio is down by 91% since Q4 2007
  - SME[1] lending is down by 47% from Q4 2007
- Collateralized exposure now represents a larger portion of consumer loan portfolio
- Unsecured loan credit quality has improved as overall FICO scores have increased

Loan Composition (Held-in Portfolio)

	P.R.		U.S.		Total		
$ in millions	Q4 2007	Q1 2016	Q4 2007	Q1 2016	Q4 2007	Q1 2016	Variance
Commercial	$7,774	$7,368	$4,515	$2,860	$12,288	$10,228	($2,060)
Consumer	3,552	3,309	1,698	552	5,249	3,861	(1,388)
Mortgage	2,933	6,100	3,139	879	6,071	6,979	908
Construction	1,231	105	237	630	1,468	735	(733)
Leases	814	643	-	-	814	643	(171)
Legacy	-	-	2,130	61	2,130	61	(2,069)
Total	**$16,304**	**$17,525**	**$11,718**	**$4,982**	**$28,021**	**$22,508**	**($5,514)**

P.R. Commercial & Construction Distribution

	Q4 2007		Q1 2016		Variance		NCOs
	($mm)	(%)	($mm)	(%)	($mm)	(%)	Distribution[2]
CRE SME[1]	$2,938	33%	$1,983	27%	($955)	-32%	25%
C&I SME[1]	2,287	25%	762	10%	(1,525)	-67%	29%
C&I Corp	1,592	18%	1,905	25%	313	20%	6%
Construction	1,231	14%	105	1%	(1,126)	-91%	35%
CRE Corp	892	10%	2,544	34%	1,652	185%	5%
Multifamily	64	1%	175	2%	111	173%	1%
Total	**$9,004**		**$7,473**		**($1,531)**	**-17%**	**100%**

[1] Small and Medium Enterprise
[2] NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q1 2016 per each loan category, excluding net charge-offs from previously covered loans up to Q2 2015.

POPULAR.

Note: Numbers may not add to total due to rounding.

13

GAAP Reconciliation Q4 2015

(Unaudited) ($ in thousands)	Q4 2015 Actual Results (U.S. GAAP)	BPNA Reorganization	Doral Transaction Remeasurement	Bulk Loan Sale	Impairment of Loans Under Proposed Portfolio Sale	Reversal DTA - U.S. Operations	Adjusted Results (Non-GAAP)
Net interest income	$ 352,500	$ -	$ 1,952	$ -	$ -	$ -	$ 350,548
Provision for loan losses – non-covered loans	57,711	-	-	5,852	5,064	-	46,795
Provision for loan losses – covered loans [1]	820	-	-	-	-	-	820
Net interest income after provision for loan losses	293,969	-	1,952	(5,852)	(5,064)	-	302,933
Mortgage banking activities	23,430	-	833	-	-	-	22,597
FDIC loss-share expense	(4,359)	-	-	-	-	-	(4,359)
Other non-interest income	113,367	-	-	-	-	-	113,367
Total non-interest income	132,438	-	833	-	-	-	131,605
Personnel costs	119,221	-	-	-	-	-	119,221
Net occupancy expenses	20,616	-	-	-	-	-	20,616
Equipment expenses	16,035	-	-	-	-	-	16,035
Professional fees	77,854	-	-	-	-	-	77,854
Communications	6,759	-	-	-	-	-	6,759
Business promotion	15,162	-	-	-	-	-	15,162
Other real estate owned (OREO) expenses	9,997	-	-	-	-	-	9,997
Amortization of intangibles	2,522	-	(628)	-	-	-	3,150
Restructuring costs	1,004	1,004	-	-	-	-	-
Other operating expenses	36,638	-	-	-	-	-	36,638
Total operating expenses	305,808	1,004	(628)	-	-	-	305,432
Income before income tax	120,599	(1,004)	3,413	(5,852)	(5,064)	-	129,106
Income tax (benefit) expense	(16,827)	-	731	(2,282)	(1,975)	(44,103)	30,802
Net income	$ 137,426	$ (1,004)	$ 2,682	$ (3,570)	$ (3,089)	$ 44,103	$ 98,304

Basic EPS	$ 1.32
Diluted EPS	$ 1.32
Net interest margin	4.42%
Tangible common book value per common share	$ 42.18
Market value per common share	$ 28.34

POPULAR.

14

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.

Business Segments (GAAP)

P.R. U.S.

(Una udite d)

($ in millions) Financial Results Q1 2016 Q4 2015 Variance Q1 2016 Q4 2015 Variance

Net interest income $ 305 $ 305 $—$ 62 $ 63 $(1)

Non-interest income 99 119(20) 5 5 -

Gross revenues 404 424(20) 67 68(1)

Provision for loan losses non-covered loans 44 56(12) 4 2 2

Provision (reversal) for loan losses covered

loans(3) 1(4) — -

Total provision for loan losses 41 57(16) 4 2 2

Operating expenses 238 243(5) 43 44(1)

Income tax expense 32 34(2) 8(39) 47

Net income $ 93 $ 90 $ 3 $ 12 $ 61 $(49)

((Una udite d)

($ in millions) Balance Sheet Highlights Q1 2016 Q4 2015 Variance Q1 2016 Q4 2015 Variance

Total assets $28,109 $27,907 $ 202 $ 7,880 $ 7,780 $ 100

Total loans 18,274 18,351(77) 4,983 4,777 206

Total deposits 22,485 22,368 117 5,393 5,284 109

Asset Quality (including covered assets) Q1 2016 Q4 2015 Variance Q1 2016 Q4 2015 Variance

Non-performing loans held-in-portfolio / Total

loans 3.09% 3.15%(0.06)% 0.76% 0.56% 0.20%

Non-performing assets / Total assets 2.87% 2.91%(0.04)% 0.52% 0.40% 0.12%

Allowance for loan losses / Total loans 2.75% 2.75% 0.00% 0.71% 0.69% 0.02%

Net interest margin 4.87% 4.82% 0.05% 3.70% 3.86%(0.16)%

Non-fully taxable equivalent

Consolidated Credit Summary (Excluding Covered Loans)

$ in millions	Q1 16	Q4 15	Q3 15	Q2 15	Q1 15
Loans Held in Portfolio (HIP)	$22,508	$22,346	$22,498	$22,435	$21,013
Performing HFS	83	92	123	151	152
NPL HFS	43	45	48	51	8
Total Non Covered Loans	**$22,633**	**$ 22,483**	**$ 22,669**	**$ 22,637**	**$ 21,174**
Non-performing loans (NPLs)	**$600**	**$602**	**$635**	**$576**	**$665**
Commercial	$198	$182	$239	$190	$274
Construction	$4	$4	$4	$5	$13
Legacy	$4	$4	$4	$5	$2
Mortgage	$335	$351	$343	$331	$329
Consumer	$56	$58	$41	$42	$44
Leases	$3	$3	$3	$2	$3
NPLs HIP to loans HIP	**2.66%**	**2.69%**	**2.82%**	**2.57%**	**3.16%**
Net charge-offs (NCOs)	**$42**	**$83**	**$46**	**$46**	**$36**
Commercial	$3	$42	$7	$16	$4
Construction	$0	$3	($3)	$2	($3)
Legacy	($0)	($0)	($1)	$0	($2)
Mortgage	$15	$14	$16	$11	$11
Consumer	$23	$23	$25	$17	$25
Leases	$2	$1	$1	$1	$1
Write-downs	**$0**	**$8**	**$0**	**$31**	**($3)**
NCOs to average loans HIP	0.76%	1.48% [1]	0.83%	0.89% [1]	0.72% [1]
Provision for loan losses (PLL)	$48	$47 [1][2]	$59 [2]	$59 [1]	$30 [1]
PLL to average loans HIP	0.85%	0.84% [1][2]	1.07% [2]	1.06% [1]	0.57% [1]
PLL to NCOs	1.13x	0.56x [1][2]	1.28x [2]	1.28x [1]	0.83x [1]
Allowance for loan losses (ALL)	$508	$503	$536	$513	$516
ALL to loans HIP	2.26%	2.25%	2.38%	2.29%	2.46%
ALL to NPLs HIP	84.80%	83.57%	84.42%	89.02%	77.63%

POPULAR.

[1] Excluding provision for loan losses and net write-downs related to the assets sales
[2] Excluding the impact of the $5.1 million and $10.1 million impairment in Q4 2015 and Q3 2015, respectively, on the WB loans the Corporation has either sold or intends to sell and are subject to the ongoing arbitration with the FDIC.
Note: Numbers may not add to total due to rounding.

16

FDIC Loss Share Asset

Composition of FDIC Loss Share Asset

$900($ in millions)

$798

$800

$713

$700

$636

$600

$542

$500

$410 $393

$400

$312 $310

$300

$219

$200

$70

$100

$149

$-

FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA FDIC LSA

Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16

Single family FDIC LSA Commercial FDIC LSA Claims in Dispute

Popular, Inc. Credit Ratings

Our senior unsecured ratings have remained stable		
Moody's	B2	Negative
Fitch	BB-	Stable Outlook
S&P	B+	Positive

2013

January
Fitch raised to BB- from B+; outlook stable

October
Moody's revised outlook to negative

2014

February
Moody's placed BPOP on review for downgrade

May
Moody's downgraded BPOP to B2; outlook negative

2015

February
S&P placed BPOP on credit watch negative due to the general economic environment in Puerto Rico

March
Moody's placed BPOP on review for possible upgrade due to a change in their bank rating methodology

May
Moody's, as part of a recalibration of their bank rating model, upgraded BPOP from B2 to B1 with a stable outlook

July
On 7/10 S&P affirmed BPOP's rating while maintaining a negative outlook

September
Moody's downgraded BPOP to B2; outlook negative

2016

April
S&P revised outlook to positive

POPULAR.

18

Investor

Presentation

First Quarter 2016